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                                                                   Exhibit 10.41

                         MORTGAGEE'S WAIVER AND CONSENT

         THIS MORTGAGEE'S WAIVER AND CONSENT ("Waiver and Consent") is made and entered into as of May 9, 2003, by and among EASTERN BANK ("Bank"), TITAN PCB EAST, INC., a Delaware corporation ("Company") and EQUINOX BUSINESS CREDIT CORP., a New Jersey corporation (together with any successors and assigns, "Lender").


         A. Bank is named the mortgagee under that certain Mortgage Security Agreement and Fixture Financing Statement dated May 13, 1999 made by Howard J. Doane, Jr., Trustee of HD Realty-Trust-1993 (the "Trust") in favor of Bank covering the property located at One and Two Industrial Way, Amesbury, Massachusetts (the "Property") and as more fully described in Exhibit A attached hereto (the "Mortgage").


         B. Bank also received from the Trust a Collateral Assignment of Leases and Rents dated May 13, 1999 with respect to the Property (the "Assignment of Leases").


         C. Company leases the Property from the Trust (the "Lease") which Lease is subordinate to the Mortgage and the Assignment of Leases (collectively, the "Mortgage Documents").


         D. Lender has previously entered into or is about to enter into certain financing transactions with Company, and to secure such financing Company has granted to Lender a security interest in and lien upon certain of the tangible and intangible property of Company, including, without limitation, all of Company's cash, cash equivalents, accounts, goods, inventory, machinery, equipment, furniture and fixtures, together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing (collectively, the "Collateral"); provided, however the Collateral shall not include those fixtures which are necessary to the operation of the building on the Property such as HVAC systems, temperature control systems, building theft detection systems, sprinkler systems, carpeting and premises lighting fixtures but the Collateral shall include all trade fixtures owned by the Company.



         NOW, THEREFORE, in consideration of any financial accommodations extended by Lender to Company at any time, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Bank agrees to give written notice to Lender upon the commencement of the exercise of any of its rights under the Mortgage Documents (the "Bank Notice"). Landlord will permit Lender to remain on the Property for a period of up to seventy five (75) days following receipt by Lender of the Bank Notice. In the event Lender intends to exercise such right to occupy the Property, Lender shall (a) notify Bank of its intention to occupy the Property (the "Lender Notice") within ten (10) days after Lender's receipt of the Bank Notice and (b) pay to Bank an amount equal to the Minimum Monthly Rent (as set forth in the Lease) for the period of time from the date it delivers the Lender Notice until the date upon which it vacates the Property. During such period of occupancy by Lender, Lender may advertise and conduct public auctions or private sales of the Collateral at the Property, in each case without interference by Bank or liability of Lender to Bank. Lender shall promptly repair, at Lender's expense, any physical damage to the Property actually caused by the conduct of such auction or sale and any removal of Collateral by or through Lender (ordinary wear and tear excluded) and leave the Property in reasonably good condition upon vacation of the Property. Upon vacation of the Premises, Lender shall remove from the Property all machinery and equipment of the Company upon which Lender has a lien. Notwithstanding the foregoing, Lender shall have no obligation to remove any machinery and equipment from the Property that in any manner may cause Lender to suffer any loss, liability, damage, expense on account of any environmental laws.


         2. Until such time as the obligations of Company to Lender are indefeasibly paid in full, Bank waives any interest in the Collateral and agrees not to distrain or levy upon any Collateral or to assert any lien, right of distraint or other claim against the Collateral for any reason.


         3. Bank acknowledges that the Collateral may be stored, utilized, and/or installed at the Property and shall not be deemed a fixture or part of the real estate but shall at all times be considered personal property, whether or not any Collateral becomes so related to the real estate that an interest therein would otherwise arise under applicable law.


         4. Bank acknowledges that prior to Bank acquiring any possessory or ownership interest in the Property, Lender or its representatives or invitees may enter upon the Property at any time without any interference by Bank to inspect, repossess, remove or otherwise deal with the Collateral, and Lender may advertise and conduct public auctions or private sales of the Collateral at the Property, in each case without interference by Bank or liability of Lender to Bank. Lender shall promptly repair, at Lender's expense, any physical damage to the Property actually caused by the conduct of such auction or sale and any removal of Collateral by or through Lender (ordinary wear and tear excluded). Lender shall not be liable for any diminution in value of the Property caused by the absence of Collateral actually removed or by any necessity of replacing the Collateral, and Lender shall have no duty or obligation to remove or dispose of any Collateral or any other property left on the Property by Company.



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

         5. Notices. All notices hereunder shall be in writing, sent by certified mail, return receipt requested, to the respective parties and the following addresses:



                     Lender:          Equinox Business Credit Corp.
                                      120 Wood Avenue South, Suite 515
                                      Iselin, New Jersey 08830
                                      Attention:  Allen H. Vogel
                                      Telephone:  732-635-9800
                                      Facsimile:  732-635-1111

                     Bank:            Eastern Bank
                                      265 Franklin Street
                                      Boston, Massachusetts 02110
                                      Attention:  John Farmer
                                      Telephone: _____________________
                                      Facsimile: ______________________

                     Company:         Titan PCB East, Inc.
                                      2 Industrial Way
                                      Amesbury, Massachusetts 01913
                                      Attention:  _____________________
                                      Telephone: 978-388-5740
                                      Facsimile:  978-388-3940

         6. Miscellaneous. This Waiver and Consent may be executed in any number of several counterparts, shall be governed and controlled by, and interpreted under, the laws of the State of Massachusetts. This Waiver and Consent shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Bank and its successors and assigns (including any transferees of the Mortgage or Property). Bank agrees and consents to the filing of this document for recording in the land records of the county in which the Property is located.




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


         IN WITNESS WHEREOF, this Mortgagee's Waiver and Consent is entered into as of the date first set forth above.

                            EASTERN BANK


                            By: /s/ John P Farmer
                                ------------------------------------
                                Name: John P Farmer
                                Title: Vice President


                            EQUINOX BUSINESS CREDIT CORP.


                            By: /s/ Allen H. Vogel
                                -------------------------------------
                                Name: Allen H. Vogel
                                Title: President

Agreed to and acknowledged by Company:

TITAN PCB EAST, INC.



By: /s/ David M Marks
    ------------------------------------
    Name: David M Marks
    Title: Chairman




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





STATE OF Massachusetts              )
         ---------------------------
                                    )       ss:
COUNTY OF Suffolk                   )
          --------------------------

         Before me, the undersigned, on this 8 day of May, 2003, personally appeared John P. Farmer, to me known personally, and who being by me duly sworn, deposes and says that s/he is the Vice President of Eastern Bank and that s/he was authorized to sign her/his name thereto.



                                  /s/ Lillian M. Brassil
                                  -------------------------------------
                                  Notary Public



STATE OF New York                   )
         ---------------------------
                                    )       ss:
COUNTY OF New York                  )
          --------------------------

         Before me, the undersigned, on this 12 day of May, 2003, personally appeared Allen Vogel, to me known personally, and who being by me duly sworn, deposes and says that s/he is the President of Equinox Business Credit Corp. and that s/he was authorized to sign her/his name thereto.


                                  /s/ Louria Harris
                                  -------------------------------------
                                  Notary Public



STATE OF Wisconsin                  )
         ---------------------------
                                    )       ss:
COUNTY OF Milwaukee                 )
          --------------------------

         On the 8 day of May, 2003, before me personally came David M. Marks to me known, who being by me duly sworn, did depose and say s/he is the Chairman of Titan PB East, Inc., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                  /s/ P. Schwabe
                                  ----------------------------
                                  Notary Public



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




                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY






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